EXHIBIT 99.1


                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                   __________


                      Statement of Eligibility Under the
                  Trust Indenture Act of 1939 of a Corporation
                        Designated to Act as Trustee
                                   __________


                          U.S. BANK NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   41-0417860
                      (I.R.S. Employer Identification No.)

     U.S. Bank Trust Center
     180 East Fifth Street
     St. Paul, Minnesota                                       55101
(Address of principal executive offices)                    (Zip code)

                                  __________


                           Peter Kiewit Sons', Inc.
             (Exact name of obligor as specified in its charter)


     Delaware                                       91-1842817
(State or other jurisdiction of       (I.R.S. Employer Identification No.)
incorporation or organization)


         Kiewit Plaza
     Omaha, Nebraska 68131                             68131
(Address of principal executive offices)            (Zip Code)

            2001 Series Convertible Debentures due October 31, 2011
                     (Title of the indenture securities)

                                    GENERAL

1. General Information. Furnish the following information as to the trustee--

     (a) Name and address of each examining or supervising authority to which it is subject.

               Comptroller of the Currency, Washington, D.C. 20521

     (b)     Whether it is authorized to exercise corporate trust powers.

               Yes.

2. Affiliations With Obligor And Underwriters. If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

          No such affiliation exists with the Trustee, U.S. Bank Trust National Association.

     Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. List Of Exhibits. List below all exhibits filed as a part of this statement of eligibility and qualification.

     1.     Articles of Association of U.S. Bank Trust National Association.
 (1)

     2. Certificate of Authority of U.S. Bank Trust National Association to Commence Business. (1)

     3.     Authorization of the trustee to exercise corporate trust powers.
 (1)

     4.     Bylaws of U.S. Bank Trust National Association. (1)

     5.     Not Applicable.

     6.     Consents of U.S. Bank Trust National Association required by
            Section 321(b) of the Act. (2)

     7.     Latest Report of Condition of U.S. Bank Trust National
            Association. (3)

     _______________

     (1) Incorporated by reference to the exhibit of the same number to the Form T-1 filed with registration statement number 333-71087.
     (2)          Attached.
     (3)          Incorporated by reference to registration statement number
                  22-22451.





                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, U.S. Bank Trust National Association, a national banking association organized under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Seattle, and State of Washington, on the 28th day of August, 2001.

                                    U.S. BANK TRUST NATIONAL ASSOCIATION



                                    By /s/  Sherrie L. Pantle
                                        Sherrie L. Pantle
                                        Vice President





                                  EXHIBIT 6

                           CONSENT OF THE TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance by Peter Kiewit & Sons', Inc. 2001 Series Convertible Debentures due October 31, 2011, we hereby consent that reports of examinations by federal, state, territorial and district authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.




                              U.S. BANK NATIONAL ASSOCIATION


                              By /s/ Sherrie L. Pantle
                                 Sherrie L. Pantle
                                 Vice President



Dated:  August 28, 2001